SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES VER-1)
(Exact name of registrant as specified in its charter)

Delaware	001-31409	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,		10080
New York, New York		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset-Backed Securities

Not applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events

Item 8.01	Other events

99.1

Distribution to holders of the PreferredPLUS Trust Certificates Series VER-1 on December 1, 2010.

     For information with respect to the underlying securities held by PreferredPLUS Trust Series VER-1, please refer to Verizon Communications Inc.’s (Commission file number 001-08606) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities support provider has filed electronically with the SEC.

     Although we have no reason to believe the information concerning the underlying securities, the underlying securities issuer, the support agreement or the underlying securities support provider contained in the underlying securities support provider’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities support provider (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the support agreement has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities support provider as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer (or the underlying securities support provider). There can be no assurance that events affecting the underlying securities, the underlying securities issuer, the support agreement or the underlying support provider have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

	99.1	Trustee’s report in respect of the December 1, 2010 distribution to holders of the PreferredPLUS Trust Certificates Series VER-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: December 13, 2010	By:	/s/ Steven O’Neill

	Name:	Steven O’Neill
	Title:	Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the December 1, 2010 distribution to holders of the PreferredPLUS Trust Series VER-1.

EXHIBIT 99.1

DISTRIBUTION REPORT
FOR
PREFERREDPLUS TRUST SERIES VER-1

DISTRIBUTION DATE
December 1, 2010

CLASS A CUSIP NUMBER 740434717
CLASS B CUSIP NUMBER 740434691

(i)	the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Verizon Global Funding Corp. 7.75% Notes due 2030 (the “Underlying Securities”):

Interest:	$2,906,250.00
Principal:	0.00
Premium:	0.00

(ii)	the amounts of compensation received by the Trustee for the period relating to such Distribution Date:

Paid by the Trust:	$0.00
Paid by the Depositor:	$1,000.00

(iii)

the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates of each such Class and the amount of aggregate unpaid interest accrued as of such Distribution Date:

Class A:
Interest:	$ 2,859,375.00
Principal:	$0.00

Unpaid Interest Accrued:	$0.00

Class B:
Interest:	$46,875.00
Principal:	$0.00

Unpaid Interest Accrued:	$0.00

(iv)

the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date and the current rating assigned to the Certificates.

Principal Amount:	$75,000,000
Interest Rate:	7.75%
Rating:
Moody’s Investor Service	A3
Standard & Poor’s Rating Service	A

(v)	the aggregate Certificate Principal Balance (or Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date.

Class A: ($25 Stated Amount)
Principal Balance:	$75,000,000.00
Reduction:	(0)

Principal Balance 12/01/10:	$75,000,000.00

Class B: ($25 Stated Amount)
Principal Balance:	$75,000,000.00
Reduction:	(0)

Principal Balance 12/01/10:	$75,000,000.00